                NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS


                              SUPPLEMENT TO PROSPECTUSES
                                 Dated August 2, 1996

                         Series A, B & C Domestic Portfolios


                                  December 27, 1996



         The Investment Adviser has been appointed as co-administrator of the Trust, to provide certain administrative services pursuant to a co-administration agreement with the Trust, subject to the supervision of the Board of Trustees of the Trust. The Investment Adviser is reimbursed for the aggregate cost of providing such services, up to the annual rate of 0.10% of each Portfolio's average daily net assets.

         As a result of this and other expense adjustments, the information under "Summary of Expenses -- Annual Portfolio Operating Expenses as a percentage of average net assets (after expense deferral)" should be revised as follows for Core Growth Portfolio C and Emerging Growth Portfolios A and C:

                                Core Growth  Emerging Growth  Emerging Growth
                                Portfolio C  Portfolio A      Portfolio C
                                -----------  ---------------  ---------------
Management Fees                   0.75%         1.00%            1.00%
12b-1 expenses                    0.75%         0.25%            0.75%
All other expenses
 (after expense deferral)
Shareholder service expenses      0.25%         0.10%            0.25%
Other expenses                    0.50%         0.54%            0.51%
Total other expenses              0.75%         0.64%            0.76%
Total operating expenses
 (after expense                   2.25%         1.89%            2.51%
   deferral)

         In addition, the information under "Summary of Expenses - Example of Portfolio Expenses" should be revised as follows for such Portfolios:

                                       1 Year    3 Years   5 Years   10 Years
                                       ------    -------   -------   --------
 CORE GROWTH

 Portfolio C

 Assuming redemption at the
   end of the period                   $  33     $  70      $120       $258
 Assuming no redemption                $  23     $  70      $120       $258

 EMERGING GROWTH

 Portfolio A                           $  71      $109      $149       $262

 Portfolio C
 Assuming redemption at the
   end of the period                   $  36      $ 78      $134       $285
 Assuming no redemption                $  26      $ 78      $134       $285


         The Investment Adviser has agreed to extend its expense deferral agreements with respect to all Portfolio through August 31, 1997.

         Ms. Somhegyi has replace Mr. Wylie as the person primarily responsible for the day-to-day management of the Income and Growth Fund. The Investment Adviser's fixed income management team headed by Fred S. Robertson III has replaced Mr. Wylie as the person primarily responsible for the day-to-day management of the Government Income Fund and one of those primarily responsible for the day-to-day management of the Balanced Growth Fund. Mr. Robertson has managed institutional accounts for the Investment Adviser since May 1995; for more than five years prior to that date, he managed institutional accounts for Criterion Investment Management Company.

                NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS

                              SUPPLEMENT TO PROSPECTUSES

                Domestic Institutional Portfolios dated October 30, 1996
                   Domestic Qualified Portfolio dated August 2, 1996


                                  December 27, 1996



         The Investment Adviser has been appointed as co-administrator of the Trust, to provide certain administrative services pursuant to a co-administration agreement with the Trust, subject to the supervision of the Board of Trustees of the Trust. The Investment Adviser is reimbursed for the aggregate cost of providing such services, up to the annual rate of 0.10% of each Portfolio's average daily net assets.

         The Investment Adviser has agreed to extend its expense deferral agreements with respect to all Portfolio through August 31, 1997.

         Ms. Somhegyi has replace Mr. Wylie as the person primarily responsible for the day-to-day management of the Income and Growth Fund. The Investment Adviser's fixed income management team headed by Fred S. Robertson III has replaced Mr. Wylie as the person primarily responsible for the day-to-day management of the Government Income Fund and one of those primarily responsible for the day-to-day management of the Balanced Growth Fund. Mr. Robertson has managed institutional accounts for the Investment Adviser since May 1995; for more than five years prior to that date, he managed institutional accounts for Criterion Investment Management Company.

                 NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS

                              SUPPLEMENT TO PROSPECTUSES


                Series A, B & C Global Portfolios dated August 2, 1996
                 Global Institutional Portfolios dated August 2, 1996
                   Global Qualified Portfolios dated August 2, 1996
              Institutional Fixed Income Portfolios dated August 5, 1996
                  Institutional Income Portfolio dated July 17, 1996
             Mini-Cap Growth Institutional Portfolio dated August 2, 1996


                                  December 27, 1996


         The Investment Adviser has been appointed as co-administrator of the Trust, to provide certain administrative services pursuant to a co-administration agreement with the Trust, subject to the supervision of the Board of Trustees of the Trust. The Investment Adviser is reimbursed for the aggregate cost of providing such services, up to the annual rate of 0.10% of each Portfolio's average daily net assets.

         The Investment Adviser has agreed to extend its expense deferral agreements with respect to all Portfolio through August 31, 1997.

                NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS

                  Supplement to Statements of Additional Information


           Series A, B, C Institutional Portfolios dated October 30, 1996
                      Qualified Portfolios dated August 2, 1996
             Mini-Cap Growth Institutional Portfolio dated August 2, 1996
              Institutional Fixed Income Portfolios dated August 5, 1996
                Institutional Income Portfolios dated July 17, 1996


                                  December 27, 1996



         Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing all administrative services which are not provided by Investment Company Administration Corporation or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other service providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.

               THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.



SoftSolution Network ID: LA-BLD-B59744.1        Type: MISC

12/24/96 5:42 pm